UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2603

T. Rowe Price Prime Reserve Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1: Report to Shareholders

Prime Reserve Fund	May 31, 2011

The views and opinions in this report were current as of May 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Longer-term bond yields rose modestly over the second half of your fund’s fiscal year in response to the continuing economic recovery and worries about inflation pressures. Even as the economy improved, however, the Federal Reserve gave no indication that it would move to drive short-term interest rates higher, which helped keep money market rates near 0%. Although expectations have been that the Fed would gradually tighten monetary policy in the second half of 2011 through the application of various tools, a spate of disappointing economic data near the end of our reporting period may compel the central bank to delay policy action until later in 2012. Like many of its peers, the Prime Reserve Fund recorded a nearly flat return in this ultra-low rate environment.

ECONOMY AND INTEREST RATES

The U.S. economic recovery continued over the past year. Healthy exports, aided by a weaker dollar, boosted the manufacturing sector, while slow but steady growth in consumer income and spending helped the service sector expand at a more modest pace. The labor market appeared to gain some momentum, with private employers adding to payrolls at an increased clip in the spring. The housing market remained especially weak, with home construction falling to record low levels while housing prices resumed their decline following the end of homebuyer tax incentives. According to Commerce Department estimates, the economy slowed somewhat in the first quarter of 2011, although a weather-related decline in construction activity and a temporary pullback in defense spending appeared largely to blame.

In November 2010, Federal Reserve Chairman Ben Bernanke announced another round of quantitative easing—commonly referred to as QE2—in which the Fed would purchase $600 billion of longer-term Treasury securities through mid-2011. The goal of the program was to put a ceiling on Treasury yields, thereby driving investors into riskier investments. The Fed appeared to base its move on the theory that decreasing yields on riskier debt instruments such as corporate bonds and mortgage-backed securities facilitates borrowing and economic growth, while an appreciating stock market boosts consumer confidence through the “wealth effect.” By these criteria, the Fed appeared to achieve its goals. For instance, in the last six months, the S&P 500 Stock Index returned 15%, and higher-yielding segments of the bond market also generated strong results. There were many critics, however, who feared that QE2 would eventually lead to inflation.

For now, inflationary pressures remain largely subdued, although a sharp rise in gasoline prices stemming from political unrest in the Middle East and North Africa have eroded consumer confidence and purchasing power. Despite higher inflation expectations arising from the increase in energy and commodities prices, the Federal Reserve reported in April that its members expected “these effects to be transitory.” The Fed said it intends to complete its QE2 purchases by the end of June but made no sign that it would move to raise the fed funds target rate from its near 0% level any time soon. Indeed, disappointing economic data released near the end of the period, such as weakening employment figures and lowered gross domestic product (GDP) growth projections, have increased the probability that the Fed will delay its first fed funds rate increase since 2006 until mid-2012 or later.

PORTFOLIO REVIEW

Your fund returned 0.01% in both the 6- and 12-month periods ended May 31, 2011, roughly in line with the Lipper Money Market Funds Average for both periods. While the current extremely low-yield environment makes short-term comparisons difficult, the fund is ranked in the top quartile of its peers over longer time periods. (Based on cumulative total return, Lipper ranked the Prime Reserve Fund 103 of 267, 62 of 253, 54 of 236, and 44 of 194 money market instrument funds for the 1-, 3-, 5-, and 10-year periods ended May 31, 2011, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

With the economy still slow to find its footing, the Federal Reserve’s quantitative easing program expected to continue through June, and futures markets predicting no change in the Fed’s interest rate policy until well into 2012, money market rates continued their grind ever lower. With the Fed’s 0.00% to 0.25% target for the federal funds rate in effect for almost two and a half years, the central bank has nearly succeeded in driving all short-term rates to 0%. Borrowers in this rate environment clearly benefit from current Fed policy, but returns for lenders—such as money market fund investors—have been squeezed to near nothing.

A number of factors have come into play over the past six months to put further downward pressure on already historically low money market rates. Discouraging economic data of late have challenged the growth momentum seen in the first part of 2011 and convinced many investors that the Fed will postpone raising its target rate. Lower supply and increased demand for Treasury bills has also played a role. On the supply side, nearly $200 billion in short-term Treasuries were removed from the market as an indirect result of the U.S. government reaching its $14.3 trillion debt ceiling. As Congress prepared to engage in a showdown over raising the borrowing limit, the Treasury Department, to conserve cash, drew down the balance of its Supplementary Financing Program—a program instituted during the financial crisis in which the Treasury sold bills in special auctions to help the Fed manage bank reserves. In addition, a recent rule change by the Federal Deposit Insurance Corporation has made collateralized borrowing using repurchase agreements (repos) less attractive for U.S. banks. The ensuing removal of about $80 billion from the repo market, along with last year’s Securities and Exchange Commission rules requiring money market funds to hold more liquid assets, led to increased demand for Treasury bills as an investment alternative, further pushing down yields.

With expectations of any rate rise on hold and the supply of money market securities drastically diminished, Treasury rates have fallen to previously unthinkable lows. One-month Treasury bills, which yielded 0.16% in December 2010, ended May yielding only 0.03%; three-month T-bill yields were virtually identical. Treasury collateralized repo rates have likewise trended lower and now average 0.05% to 0.08%, though they occasionally slipped as low as 0.01%.

With yields on these highest-quality investments sharply lower, other market rates have followed suit as investors worked their way out the credit spectrum searching for higher yields. The London interbank offered rate (LIBOR)—the rate at which major banks can borrow from one another and a common benchmark for pricing short-term securities—pushed lower despite continuing uncertainly over the Greek debt crisis. The 30-day LIBOR fell from 0.26% to 0.19% over the past six months, while the 90-day rate shed five basis points to 0.25% (100 basis points equals 1%). Municipal variable rate demand notes, which had offered a relatively attractive yield of as much as 0.34%, ended the period yielding 0.15%.

Our investment strategy remains largely unchanged since our last report. We continue to believe that this extraordinary period of accommodative Fed policy will remain in effect for an extended period of time. Municipal debt, the fund’s largest allocation, continues to offer attractive yields relative to comparable taxable alternatives. We slightly increased our municipal position over the past six months to 48% of total assets. We remain highly selective on credit risk, particularly with regard to financial institutions. Within the financials sector, we are especially cautious about European bank exposure outside of the Nordic region, preferring instead to direct our non-U.S. investments toward solid names in Australia, Canada, and New Zealand. We also maintain a small exposure to Japanese banks.

OUTLOOK

We expect continued gradual improvement in the pace of the U.S. recovery despite the many challenges facing the global economy. Our internal projections call for GDP to grow 2.8% in 2011, which is slightly above consensus but lower than we projected earlier in the year due to recent headwinds. We expect the Fed to tighten policy gradually, including the unwinding—or selling—of assets on its balance sheet. Continued growth and rising inflation pressures, combined with the federal government’s massive borrowing needs, are likely to eventually place upward pressure on interest rates. This could enable money fund investors to begin earning higher income after an extended period of negligible compensation.

Successfully navigating a sputtering economic recovery, global geopolitical turbulence, and uncertainty around future public policy remains of utmost importance for investors. The political debate brewing this summer over the country’s debt ceiling has led some to raise the remote prospect that political gamesmanship in Washington could lead to a payment default by the U.S. Treasury. That politicians might consider such tactics with such far-reaching implications as a substitute for serious discussion aimed at addressing broader fiscal issues is simply beyond comprehension.

We will continue to rely on our risk-aware approach, focusing on our interest rate outlook and seeking to capture what yields are possible in this environment while protecting shareholders from possible pitfalls.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the fund’s Investment Advisory Committee

June 14, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

LIBOR: The London interbank offered rate is a taxable money market benchmark.

Lipper average: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED COMMERCIAL PAPER 4.1%		
Amsterdam Funding, 0.22%, 7/25/11 (1)	5,000	4,998
Amsterdam Funding, 0.28%, 6/6/11 (1)	19,000	18,999
Fairway Finance, VR, 0.237%, 7/19/11 (1)	25,000	25,000
Market Street Funding, 0.21%, 8/23/11 (1)	11,030	11,025
Market Street Funding, 0.28%, 6/7/11 (1)	6,000	6,000
MetLife Short Term Funding, 0.80%, 9/9/11 (1)	27,000	26,940
MetLife Short Term Funding, 0.83%, 8/8/11 (1)	26,500	26,459
MetLife Short Term Funding, 0.85%, 8/16/11 (1)	50,000	49,910
Windmill Funding, 0.22%, 7/25/11 (1)	20,200	20,193
Windmill Funding, 0.28%, 6/2/11 (1)	33,000	33,000
Total Asset Backed Commercial Paper (Cost $222,524)		222,524
CERTIFICATES OF DEPOSIT 18.0%		
Bank of Montreal (Chicago), VR, 0.281%, 9/29/11 (2)	75,000	75,000
Bank of Montreal (Chicago), VR, 0.295%, 11/23/11 (2)	21,000	20,999
Bank of Nova Scotia, 0.25%, 10/24/11	24,400	24,400
Bank of Tokyo-Mitsubishi, 0.20%, 6/17/11 (2)	25,500	25,500
Bank of Tokyo-Mitsubishi, 0.28%, 8/16/11 (2)	26,750	26,750
Bank of Tokyo-Mitsubishi, 0.30%, 7/20/11 (2)	24,750	24,750
Barclays Bank, VR, 0.775%, 7/19/11	50,000	50,000
BNP Paribas, 0.35%, 6/1/11	49,750	49,750
BNP Paribas, VR, 0.564%, 11/28/11 (2)	25,000	25,013
National Australia Bank, VR, 0.236%, 10/7/11 (2)	49,000	49,000
National Australia Bank, VR, 0.264%, 6/10/11 (2)	2,000	2,000
National Bank of Canada, 0.79%, 7/11/11 (2)	50,000	50,020
National Bank of Canada, VR, 0.40%, 9/19/11 (2)	50,000	50,000
Nordea Bank Finland, 0.42%, 7/28/11 (2)	37,000	37,002
Rabobank Nederland, VR, 0.274%, 11/10/11 (2)	13,700	13,703
Rabobank Nederland, VR, 0.29%, 4/24/12 (2)	49,750	49,750

Royal Bank of Canada, VR, 0.28%, 11/10/11 (2)	75,000	75,000
Royal Bank of Canada, VR, 0.30%, 8/15/11 (2)	50,000	50,000
Royal Bank of Scotland, VR, 0.708%, 8/23/11	75,000	75,000
Societe Generale, 0.855%, 1/25/12 (2)	29,000	29,001
Societe Generale, VR, 0.581%, 10/14/11 (2)	50,000	50,000
Standard Chartered Bank, VR, 0.442%, 5/14/12 (2)	25,000	25,000
Toronto-Dominion Bank, VR, 0.222%, 5/11/12 (2)	49,750	49,750
Westpac Banking, VR, 0.35%, 8/29/11 (2)	50,000	50,000
Total Certificates of Deposit (Cost $977,388)		977,388

FINANCIAL COMPANY COMMERCIAL PAPER 12.3%

ASB Finance (London), VR, 0.371%, 3/23/12 (1)	49,700	49,699
BNP Paribas, 0.12%, 6/1/11	1,960	1,960
BNP Paribas Finance, 0.51%, 7/18/11	43,000	42,971
Commonwealth Bank of Australia, VR, 0.278%, 8/8/11 (1)	50,000	49,999
Commonwealth Bank of Australia, VR, 0.289%, 10/6/11 (1)	25,000	24,999
Danske, 0.24%, 8/18/11 (1)	30,000	29,985
Danske, 0.26%, 7/20/11 (1)	25,000	24,991
Danske, 0.285%, 6/6/11 (1)	44,500	44,498
DnB NOR Bank, 0.37%, 12/5/11 (1)	35,500	35,432
DnB NOR Bank, VR, 0.358%, 9/28/11 (1)	41,000	41,000
Lloyds TSB Bank, 0.235%, 7/26/11	49,300	49,282
National Australia Funding, 0.345%, 6/1/11 (1)	24,000	24,000
Nordea North America, 0.37%, 7/7/11	49,840	49,822
Societe Generale North America, 0.25%, 8/12/11	18,200	18,191
Standard Chartered Bank, 0.64%, 1/20/12 (1)	49,740	49,534
Sumitomo Mitsui Banking, 0.235%, 6/3/11 (1)	25,000	25,000
Sumitomo Mitsui Banking, 0.295%, 8/2/11 (1)	25,000	24,987
Sumitomo Mitsui Banking, 0.305%, 7/12/11 (1)	25,000	24,991

Westpac Banking, 0.35%, 6/7/11 (1)	33,000	32,998
Westpac Securities, 0.40%, 7/5/11 (1)	24,600	24,591
Total Financial Company Commercial Paper (Cost $668,930)		668,930

GOVERNMENT AGENCY DEBT 0.4% (3)

Federal Home Loan Bank, 0.46%, 6/1/11	24,750	24,750
Total Government Agency Debt (Cost $24,750)		24,750

OTHER COMMERCIAL PAPER 15.9%

Baltimore County, GO, TECP, 0.27%, 8/4/11	16,350	16,350
Baptist Memorial Health Care, TECP, 0.36%, 8/4/11	14,500	14,500
Baptist Memorial Health Care, TECP, 0.37%, 7/19/11	12,250	12,250
Catholic Health Initiatives, TECP, 0.42%, 9/14/11	10,000	10,000
Catholic Health Initiatives, TECP, 0.42%, 10/19/11	20,430	20,430
Catholic Health Initiatives, TECP, 0.45%, 11/4/11	29,000	29,000
Catholic Health Initiatives, TECP, 0.49%, 7/14/11	14,575	14,575
ENI Finance, 0.55%, 9/12/11 (1)	26,000	25,959
European Investment Bank, 0.425%, 6/28/11	50,000	49,984
GDF Suez, 0.30%, 6/8/11 (1)	25,000	24,999
Harris County, GO, TECP, 0.23%, 6/15/11	25,300	25,300
Harris County, GO, TECP, 0.23%, 6/16/11	25,600	25,600
Harris County, GO, TECP, 0.23%, 6/17/11	5,000	5,000
Harris County, GO, TECP, 0.23%, 6/20/11	14,700	14,700
Harris County, GO, TECP, 0.23%, 6/21/11	15,000	15,000
Harris County, GO, TECP, 0.27%, 7/7/11	1,050	1,050
Hennepin County, GO, TECP, 0.23%, 7/22/11	10,250	10,250
Houston, Combined Utility Systems, TECP, 0.23%, 6/23/11	7,005	7,005
Houston, Combined Utility Systems, TECP, 0.32%, 6/2/11	8,100	8,100
Howard County, GO, TECP, 0.25%, 6/8/11	5,000	5,000

Inova Health, 0.26%, 8/11/11	14,200	14,193
Los Angeles Municipal Improvement Corp., TECP 0.23%, 6/22/11	5,000	5,000
Los Angeles Municipal Improvement Corp., TECP 0.25%, 7/8/11	5,000	5,000
Maryland HHEFA, Johns Hopkins Health, TECP 0.33%, 10/20/11	15,685	15,685
Metropolitan Atlanta Rapid Transit Auth., TECP, 0.27%, 9/1/11	26,500	26,500
Montgomery County, GO, TECP, 0.25%, 6/1/11	4,000	4,000
Montgomery County, GO, TECP, 0.31%, 6/10/11	4,500	4,500
Montgomery County, GO, TECP, 0.31%, 6/10/11	5,300	5,300
Providence Health & Services, TECP, 0.30%, 6/22/11	9,500	9,500
Providence Health & Services, TECP, 0.35%, 8/22/11	21,750	21,750
Providence Health & Services, TECP, 0.40%, 12/8/11	24,725	24,725
Providence Health & Services, TECP, 0.40%, 12/12/11	15,000	15,000
Reckitt Benckiser, 0.55%, 12/20/11 (1)	24,750	24,674
Reckitt Benckiser, 0.72%, 2/17/12 (1)	24,750	24,621
Reckitt Benckiser, 0.72%, 3/8/12 (1)	24,000	23,865
Reckitt Benckiser, 0.74%, 4/10/12 (1)	24,500	24,342
Regional Transportation Auth., TECP, 0.35%, 6/28/11	8,500	8,500
Rutgers Univ., TECP, 0.31%, 6/16/11	16,675	16,675
Rutgers Univ., TECP, 0.33%, 6/9/11	7,310	7,310
San Jose Airport, TECP, 0.23%, 6/9/11	12,150	12,150
Sanofi Aventis, 0.372%, 10/14/11 (1)	98,600	98,462
South Carolina Public Service Auth., TECP, 0.23%, 6/23/11	5,000	5,000
South Carolina Public Service Auth., TECP, 0.25%, 8/15/11	12,500	12,500
South Carolina Public Service Auth., TECP, 0.32%, 6/16/11	8,773	8,773
Tennessee, GO, TECP, 0.40%, 9/13/11	7,350	7,350
Texas PFA, GO, TECP, 0.35%, 8/8/11	27,050	27,050
Toyota Credit Puerto Rico, 0.30%, 6/28/11	24,750	24,744

VARIABLE RATE DEMAND NOTES 37.5%

Albemarle County Economic Dev. Auth., Martha Jefferson Hosp. VRDN, 0.14%, 6/1/11	16,185	16,185
Austin, Wastewater, VRDN, 0.20%, 6/7/11	3,750	3,750
California HFA, Kaiser Permanente, VRDN, 0.16%, 6/7/11	33,000	33,000
California Housing Fin. Agency, Multi-Family, VRDN 0.17%, 6/7/11	14,715	14,715
California Infrastructure & Economic Dev. Bank, Orange County Performing Arts Center, VRDN, 0.14%, 6/1/11	19,175	19,175
California Statewide CDA, Kaiser Permanente, Series M, VRDN 0.16%, 6/7/11	11,950	11,950
California Statewide CDA, Kaiser Permanente, Series J, VRDN 0.16%, 6/7/11	10,000	10,000
Capital Region Airport Commission, VRDN, 0.18%, 6/7/11	11,980	11,980
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.11%, 6/1/11	11,240	11,240
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.12%, 6/1/11	5,580	5,580
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.17%, 6/7/11	11,220	11,220
Chicago Board of Ed., GO, VRDN, 0.13%, 6/1/11	14,500	14,500
Chicago Board of Ed., GO, VRDN, 0.13%, 6/7/11	18,500	18,500
Clarksville Public Building Auth., GO, VRDN, 0.15%, 6/1/11	14,400	14,400
Clarksville Public Building Auth., GO, VRDN, 0.15%, 6/1/11	9,680	9,680
Colorado HFA, Sisters of Charity of Leavenworth, VRDN 0.16%, 6/7/11	17,640	17,640
Colorado Housing Fin. Auth., Multi-Family, Series I-A1, VRDN 0.17%, 6/7/11	12,070	12,070
Colorado Housing Fin. Auth., Multi-Family, Series 1C1, VRDN 0.17%, 6/7/11	4,900	4,900
Colorado Housing Fin. Auth., Multi-Family, VRDN 0.19%, 6/7/11	5,410	5,410
Colorado Housing Fin. Auth., Single Family, Series B1, VRDN 0.16%, 6/7/11	11,350	11,350
Colorado Housing Fin. Auth., Single Family, Series 1-B1, VRDN 0.16%, 6/7/11	8,870	8,870

Colorado Housing Fin. Auth., Single Family, Series 1 A-1, VRDN 0.16%, 6/7/11	3,675	3,675
Colorado Housing Fin. Auth., Single Family, Series I A2, VRDN 0.16%, 6/7/11	12,595	12,595
Colorado Housing Fin. Auth., Single Family, Series B1, VRDN 0.17%, 6/7/11	5,000	5,000
Colorado Housing Fin. Auth., Single Family, Series I A1, VRDN 0.17%, 6/7/11	22,620	22,620
Colorado Housing Fin. Auth., Single Family, VRDN 0.20%, 6/7/11	9,500	9,500
Connecticut Housing Fin. Auth., Single Family & Multi-Family VRDN, 0.16%, 6/7/11 (5)	16,200	16,200
Cuyahoga County Hosp., Cleveland Clinic Health, VRDN 0.12%, 6/1/11	9,300	9,300
Dallas Performing Arts Cultural Fac., VRDN, 0.11%, 6/1/11	41,825	41,825
Dallas Performing Arts Cultural Fac., VRDN, 0.12%, 6/1/11	3,480	3,480
Dormitory Auth. of the State of New York, Rockefeller Univ. VRDN, 0.16%, 6/7/11	21,675	21,675
East Bay Municipal Utility Dist., VRDN, 0.13%, 6/7/11	12,955	12,955
Fairfax County IDA, Inova Health, VRDN, 0.11%, 6/1/11	10,440	10,440
Fulton County Dev. Auth., Woodruff Arts Center, VRDN 0.18%, 6/7/11	32,500	32,500
Georgia, GO, VRDN, 0.30%, 6/7/11	35,081	35,081
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.12%, 6/7/11	45,560	45,560
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 0.13%, 6/7/11	61,350	61,350
Guilford County, GO, VRDN, 0.16%, 6/7/11	43,580	43,580
Guilford County, GO, VRDN, 0.18%, 6/7/11	2,600	2,600
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. Series 2, VRDN, 0.11%, 6/1/11	12,080	12,080
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. Series 3, VRDN, 0.11%, 6/1/11	29,770	29,770

Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.19%, 6/7/11	41,400	41,400
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.20%, 6/7/11	24,625	24,625
Highlands County HFA, Adventist Health/ Sunbelt, VRDN 0.13%, 6/7/11	20,000	20,000
Houston, Combined Utility, VRDN, 0.16%, 6/7/11	37,500	37,500
Illinois Fin. Auth., Central Dupage Health, VRDN, 0.11%, 6/1/11	16,825	16,825
Illinois Fin. Auth., Edward Health Services, VRDN 0.18%, 6/7/11	44,175	44,175
Illinois Fin. Auth., Methodist Medical Center of Illinois, VRDN 0.16%, 6/7/11	11,500	11,500
Illinois Fin. Auth., Northwestern Memorial Hosp., VRDN 0.16%, 6/7/11	16,000	16,000
Illinois Fin. Auth., OSF HealthCare, VRDN, 0.18%, 6/7/11	8,000	8,000
Illinois Fin. Auth., Univ. of Chicago, VRDN, 0.13%, 6/7/11	49,459	49,459
Illinois HFA, Northwest Community Hosp., VRDN, 0.15%, 6/1/11	17,100	17,100
Illinois Toll Highway Auth., VRDN, 0.13%, 6/7/11	47,900	47,900
Illinois Toll Highway Auth., VRDN, 0.17%, 6/7/11	13,000	13,000
Indiana Fin. Auth., Ascension Health, VRDN, 0.15%, 6/7/11	22,000	22,000
Indiana Fin. Auth., Indiana Univ. Health, VRDN, 0.14%, 6/7/11	14,210	14,210
Indiana Fin. Auth., Trinity Health, VRDN, 0.14%, 6/7/11	36,270	36,270
Iowa Fin. Auth., Iowa Health, VRDN, 0.11%, 6/1/11	15,305	15,305
Jacksonville Electric Auth., VRDN, 0.16%, 6/7/11	14,305	14,305
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.19%, 6/7/11	10,300	10,300
Johnson City Health & Ed. Fac. Board, Mountain States Health Alliance, VRDN, 0.20%, 6/7/11	8,250	8,250
Lynchburg IDA, Centra Health, VRDN, 0.18%, 6/7/11	10,875	10,875
Maryland Economic Dev. Corp., Constellation Energy Group VRDN, 0.16%, 6/7/11	12,100	12,100
Maryland HHEFA, Johns Hopkins Univ., VRDN, 0.14%, 6/7/11	26,500	26,500

Massachusetts HEFA, Harvard Univ., VRDN, 0.16%, 6/7/11	4,875	4,875
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Belmont Univ., VRDN, 0.18%, 6/7/11	22,690	22,690
Metropolitan Nashville & Davidson County Health & Ed. Fac. Board, Vanderbilt Univ., VRDN, 0.14%, 6/7/11	12,000	12,000
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.16%, 6/7/11	13,320	13,320
Michigan Fin. Auth., GO, VRDN, 0.19%, 6/7/11	21,000	21,000
Mississippi Hosp. Equipment & Fac. Auth., North Mississippi Health, Series 2, VRDN, 0.18%, 6/7/11	19,450	19,450
Mississippi Hosp. Equipment & Fac. Auth., North Mississippi Health, Series 1, VRDN, 0.18%, 6/7/11	31,420	31,420
Missouri HEFA, BJC Health, VRDN, 0.16%, 6/7/11	10,000	10,000
Missouri HEFA, BJC Health, VRDN, 0.17%, 6/7/11	23,000	23,000
Missouri HEFA, Sisters of Mercy Health, VRDN, 0.11%, 6/1/11	21,025	21,025
Missouri HEFA, SSM Health Care, VRDN, 0.15%, 6/1/11	42,975	42,975
Missouri HEFA, SSM Health Care, VRDN, 0.15%, 6/7/11	30,000	30,000
Missouri HEFA, SSM Health Care, VRDN, 0.17%, 6/7/11	5,000	5,000
Montgomery County Housing Opportunities Commission, Single Family, VRDN, 0.18%, 6/7/11	1,500	1,500
Montgomery County Housing Opportunities Commission, Single Family, VRDN, 0.22%, 6/7/11	6,000	6,000
Murray City, IHC Health Services, Series A, VRDN 0.11%, 6/1/11	16,620	16,620
Murray City, IHC Health Services, Series B, VRDN 0.11%, 6/1/11	12,630	12,630
Nassau County Interim Fin. Auth., VRDN, 0.17%, 6/7/11	19,150	19,150
Nebraska Investment Fin. Auth., Single Family, VRDN 0.17%, 6/7/11	49,750	49,750
New York City, GO, VRDN, 0.17%, 6/7/11	30,000	30,000
New York City Housing Dev. Corp., 201 Pearl Street, Multi-Family, VRDN, 0.17%, 6/7/11	8,700	8,700
New York City IDA, New York Law School, VRDN, 0.16%, 6/7/11	18,650	18,650

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Prime Reserve Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 26, 1976. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On June 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On May 31, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended May 31, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended May 31, 2011 and May 31, 2010, totaled $702,000 and $889,000, respectively, and were characterized as ordinary for tax purposes. At May 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

During the year ended May 31, 2011 the fund utilized $7,184,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2011, the effective annual group fee rate was 0.30%.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the year ended May 31, 2011, management fees waived totaled $12,558,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2011, expenses incurred pursuant to these service agreements were $119,000 for Price Associates; $6,163,000 for T. Rowe Price Services, Inc.; and $1,954,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

During November 2010, Price Associates contributed $6,407,000 to the fund to offset the effect of cumulative net losses realized by the fund. The payment did not affect the fund’s total return for the year ended May 31, 2011.

As of May 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 31,727 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 6 - INTERFUND BORROWING PROGRAM

Price Associates has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T.Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended May 31, 2011, the fund earned $4,000 in interest income related to loans made to other funds on eight days in the average amount of $15,875,000 and at an average annual rate of 1.22%. At May 31, 2011, there were no loans outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Prime Reserve Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Prime Reserve Fund, Inc. (the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $64,000 from short-term capital gains,

• $8,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) and the fund’s total expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1979	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 129 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[129]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Prime Reserve Fund	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price
International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,539,000 and $1,879,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Prime Reserve Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 15, 2011